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                                  EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rx Medical Services Corp. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange on the date hereof (the "Report"), I Dennis Dolnick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities and Exchange Act of 1934; and

(4) The financial information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Dennis Dolnick
   ---------------------------------
   Dennis Dolnick
   Chief Financial Officer

   Date: August 14, 2002